Impairment testing	12 Months Ended
Dec. 31, 2024
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment testing
5.15 Impairment testing
At the end of each reporting period Valneva assesses whether there is any indication that an asset may be impaired. Indicators for the necessity of an impairment test are, among others, actual or expected declines in sales or margins and significant changes in the economic environment with an adverse effect on Valneva’s business. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less selling costs and value in use.
For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units or CGUs). The cash-generating units correspond with the specific vaccine products and vaccine candidates. Non-financial assets, other than goodwill, that suffered impairment are reviewed for possible reversal of the impairment at each reporting date.
An assessment of triggering events performed for the year ended December 31, 2024 resulted in no triggering events identified for the IXIARO and DUKORAL CGU’s. Following the identification of a triggering event for the IXCHIQ CGU, an impairment test was performed. No material impairment reversal was booked in the year ended December 31, 2024.
A dedicated CGU was identified for Shigella resulting from the development collaboration license and commercialization agreement signed with LimmaTech Biologics AG in July 2024. For this newly identified CGU there were no indications of impairment.
IXIARO
No triggering event was identified for the year ended December 31, 2024. Further, the impairment test for the CGU of IXIARO did not result in any impairment for the year ended December 31, 2023.
DUKORAL
As at December 31, 2024, no triggering event was identified therefore no impairment testing was conducted that could have resulted in impairment charges. The impairment testing on DUKORAL for the year ended December 31, 2023 did not result in any impairment charges.
IXCHIQ
The impairment test for the IXCHIQ CGU as at December 31, 2024 did not result in any impairment requirement as the value in use for the CGU was considerably higher than the book value of its assets. Further details can be seen in the below sensitivity analysis.
Sensitivity to changes in assumptions
The net present value calculations are based upon assumptions regarding market size, expected sales volumes resulting in sales value expectations, expected royalty income or expected milestone payments. The calculations are based on projected sales of product but although on expected royalties and milestones payments to received. The net present value calculations are most sensitive to the following assumptions:
–discount rate
–reduction of expected revenues
The following table shows these parameters and their sensitivity to the overall result in case of described changes:

in € thousand (except ratios)	IXIARO	DUKORAL	IXCHIQ	Shigella	CTM*
WEIGHTED AVERAGE COST OF CAPITAL (WACC)
2024	—%	—%	8.79%	—%	—%
2023	9.08%	8.94%	9.04%	—%	—%
BREAK-EVEN WACC
2024	—%	—%	27.04%	—%	—%
2023	81.06%	8.04%	113.62%	—%	—%
IMPAIRMENT IF WACC INCREASES BY 1% (in € thousand)
2024	—	—	NO	—	—
2023	NO	3,330	NO	—	—
Impairment if sales reduce by 10% (in € thousand)
2024	—	—	NO	—	—
2023	NO	6,508	NO	—	—
* CTM CGU was sold in July 2023, see Note 5.21.